Exhibit 10.7

FORM OF RELEASE OF SECURITY

TO:	ABOVE FOOD CORP.
ABOVE EARTH SCIENCES INC.
ABOVE FOOD BRANDS INC.
ABOVE FOOD VENTURES INC.
ATLANTIC NATURAL FOODS INC.
DISCOVERY SEED LABS LTD.
FARMER DIRECT ORGANIC FOODS LTD.
NORTHERN QUINOA PRODUCTION CORPORATION
PURELY CANADA FOODS CORP.
PURELY CANADA KINDERSLEY INGREDIENTS INC.; AND
PURELY CANADA LANDS CORP.

RE:	General Security Agreement dated _________________

DATE:	_________________

WHEREAS:

1.	_________________ holds a general security interest in the present and after-acquired property of all the Debtors listed in the General Security Agreement dated _________________ (the “Security Agreement”);

2.	_________________ has agreed to release the security under the Security Agreement.

NOW THEREFORE by this Release of Security, _________________ releases and discharges the Security Agreement and all terms and covenants therein.

This release shall extend to and enure to the benefit of the addressee hereof and their respective successors and assigns and is binding upon each of the successors and assigns, and may be delivered by facsimile or other electronic communication and when so delivered shall have the same effect as if delivered in original form.

IN WITNESS WHEREOF the undersigned has executed this Release of Security as of the date and year first above written.

WITNESS